Exhibit 99.1

K-V PHARMACEUTICAL COMPANY

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

ALL OUTSTANDING PRIVATELY PLACED 12% SENIOR SECURED NOTES

DUE 2015 ISSUED ON MARCH 17, 2011

FOR AN EQUAL AMOUNT OF ITS 12% SENIOR SECURED NOTES DUE 2015

WHICH HAVE BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 26, 2011 (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 A.M., NEW YORK CITY TIME, ON SEPTEMBER 26, 2011.

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Hand Delivery or
By Registered or Certified Mail:	By Facsimile Transmission:	Overnight Delivery:

Wilmington Trust, National Association	(302) 636-4139	Wilmington Trust, National Association
c/o Wilmington Trust Company		c/o Wilmington Trust Company
Rodney Square North	Confirm by Telephone	Rodney Square North
1100 North Market Street	or for Information Call:	1100 North Market Street
Wilmington, DE 19890-1626		Wilmington, DE 19890-1626
Attention: Sam Hamed	(302) 636-6181	Attention: Sam Hamed

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of Pre-Exchange Securities (as defined below) should complete this Letter of Transmittal either if Pre-Exchange Securities are to be forwarded herewith or if tenders of Pre-Exchange Securities are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Pre-Exchange Securities” in the Prospectus (as defined below) and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Pre-Exchange Securities whose certificates for such Pre-Exchange Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Pre-Exchange Securities according to the guaranteed delivery procedures set forth in “The Exchange Offer—Delivery of Pre-Exchange Securities” in the Prospectus.

As used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offer (as defined below) means any person in whose name Pre-Exchange Securities are registered or any other person who has obtained a properly completed bond power from the registered holder or the book-entry transfer facility whose name appears on the security listing as the owner of the Pre-Exchange Securities.

The undersigned acknowledges receipt of the Prospectus dated August 26, 2011 (as it may be amended or supplemented from time to time, the “Prospectus”) of K-V Pharmaceutical Company, a Delaware corporation (the “Company”), and certain of the Company’s subsidiaries (the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $225,000,000 of the Company’s 12% Senior Secured Notes due 2015 issued on March 17, 2011, guaranteed by the Guarantors, that were originally sold pursuant to a private offering (collectively, the “Pre-Exchange Securities”), for an equal principal amount of the Company’s 12% Senior Secured Notes due 2015, guaranteed by the Guarantors, that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Post-Exchange Securities”). The Pre-Exchange Securities are unconditionally guaranteed (the “Old Guarantees”) by the Guarantors and the Post-Exchange Securities will be unconditionally guaranteed (the “New Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Post-Exchange Securities issued in the Exchange Offer in exchange for the Old Guarantees of the Pre-Exchange Securities for which such Post-Exchange Securities are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “Post-Exchange Securities” include the related New Guarantees and references to the “Pre-Exchange Securities” include the related Old Guarantees.

For each Pre-Exchange Security accepted for exchange, the holder of such Pre-Exchange Security will receive a Post-Exchange Security having a principal amount equal to that of the surrendered Pre-Exchange Security. The Post-Exchange Security will accrue interest at a rate of 12% per annum, commencing on September 15, 2011, payable semiannually in arrears on March 15 and September 15 of each year.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Pre-Exchange Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Pre-Exchange Securities should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1*

Description of Pre-Exchange Securities Tendered Herewith

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Number(s) of Pre- Exchange Securities**	Aggregate Principal Amount Represented by Pre-Exchange Securities	Aggregate Principal Amount of Pre- Exchange Securities***

Total:

*	If the space provided is inadequate, list the certificate numbers and principal amount of Pre-Exchange Securities on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed by book-entry holders.
***	The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Pre-Exchange Securities. See instruction 2.

Box 2

Book-Entry Transfer

☐	CHECK HERE IF TENDERED PRE-EXCHANGE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Pre-Exchange Securities that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Pre-Exchange Securities acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Pre-Exchange Securities all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 2 below)

☐	CHECK HERE IF TENDERED PRE-EXCHANGE SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Pre-Exchange Securities

Tendered by Book-Entry Transfer

☐	CHECK HERE IF PRE-EXCHANGE SECURITIES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED PRE-EXCHANGE SECURITIES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE PRE-EXCHANGE SECURITIES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Post-Exchange Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in a distribution of the Post-Exchange Securities. If the undersigned is a broker-dealer that will receive Post-Exchange Securities for its own account in exchange for Pre-Exchange Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Post-Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Pre-Exchange Securities acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Pre-Exchange Securities from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Pre-Exchange Securities indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Pre-Exchange Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Pre-Exchange Securities as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Pre-Exchange Securities, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Pre-Exchange Securities, or transfer ownership of such Pre-Exchange Securities on the account books maintained by the book-entry transfer facility specified by the holder (s) of the Pre-Exchange Securities, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Pre-Exchange Securities for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Pre-Exchange Securities, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Pre-Exchange Securities tendered hereby, (b) when such tendered Pre-Exchange Securities are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Pre-Exchange Securities tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that any Post-Exchange Securities acquired in exchange for Pre-Exchange Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such Post-Exchange Securities, whether or not such person is the undersigned, that neither the holder of such Pre-Exchange Securities nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Post-Exchange Securities, and that neither the holder of such Pre-Exchange Securities nor any such other person is an “affiliate”, as such term is defined in Rule 405 under the Securities Act, of the Company or any Guarantor. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

The undersigned also acknowledges that this Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Post-Exchange Securities issued in exchange for the Pre-Exchange Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Post-Exchange Securities directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company or the Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Post-Exchange Securities are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Post-Exchange Securities and has no arrangement or understanding with any person to participate in the distribution of such Post-Exchange Securities. If a holder of the Pre-Exchange Securities is an affiliate of the Company or the Guarantors, is not acquiring the Post-Exchange Securities in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Post-Exchange Securities or has any arrangement or understanding with respect to the distribution of the Post-Exchange Securities to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Post-Exchange Securities for its own account in exchange for the Pre-Exchange Securities, it represents that the Pre-Exchange Securities to be exchanged for the Post-Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Post-Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Pre-Exchange Securities or transfer ownership of such Pre-Exchange Securities on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Pre-Exchange Securities by the Company and the issuance of Post-Exchange Securities in exchange therefor shall constitute performance by the Company of its obligations under the Indenture dated as of March 17, 2011, by and among the Company, the Guarantors and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent, to: (1) file a registration statement under the Securities Act to register the Exchange Offer of the Pre-Exchange Securities for the Post-Exchange Securities by June 30, 2011; and (2) cause the Exchange Offer to be consummated by September 30, 2011.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Pre-Exchange Securities tendered hereby and, in such event, the Pre-Exchange Securities not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Pre-Exchange Securities may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Post-Exchange Securities (and, if applicable, substitute certificates representing the Pre-Exchange Securities for any Pre-Exchange Securities not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Pre-Exchange Securities, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Post-Exchange Securities (and, if applicable, substitute certificates representing the Pre-Exchange Securities for any Pre-Exchange Securities not exchanged) to the undersigned at the address shown above in the box entitled “Description of Pre-Exchange Securities Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF PRE-EXCHANGE SECURITIES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE PRE-EXCHANGE SECURITIES AS SET FORTH IN SUCH BOX.

Box 6

SPECIAL REGISTRATION INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Pre-Exchange Securities not tendered and/or certificates for the Post-Exchange Securities are to be issued in the name of someone other than the registered holder(s) of the Pre-Exchange Securities whose name(s) appear(s) above.

Issue:	☐	Eligible Notes not tendered to:
	☐	Exchange Notes to:

Name(s):
(Please Type or Print)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Pre-Exchange Securities not tendered and/or certificates for the Post-Exchange Securities are to be sent in the name of someone other than the registered holder(s) of the Pre-Exchange Securities whose name(s) appear(s) above.

Issue:	☐	Eligible Notes not tendered to:
	☐	Exchange Notes to:

Name(s):
(Please Type or Print)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 8

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying Substitute Form W-9 or applicable Form W-8)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Pre-Exchange Securities) of the Pre-Exchange Securities exactly as their name(s) appear(s) on the Pre-Exchange Securities hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(If Required-See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 9

PAYER’S NAME: K-V PHARMACEUTICAL COMPANY

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	_____________________________

Name

_____________________________

_____________________________

Social Security Number

_____________________________

_____________________________

OR

_____________________________

Employee Identification Number

_____________________________

Part 3-Awaiting TIN ☐

Part 2-Certification-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here

________________________________________________________________

Signature ________________________     Date __________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W—9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the SOCIAL SECURITY number of
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined account, the first individual on the account[1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account:		Give the EMPLOYER IDENTIFICATION number of
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity[4]

8.	Corporate	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10.	Partnership	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.-Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.-If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send certificates for Pre-Exchange Securities directly to the Company. Your certificates for Pre-Exchange Securities, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Pre-Exchange Securities, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. A holder of Pre-Exchange Securities (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Pre-Exchange Securities) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Pre-Exchange Securities being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders who wish to tender their Pre-Exchange Securities and (i) whose Pre-Exchange Securities are not immediately available or (ii) who cannot deliver their Pre-Exchange Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Pre-Exchange Securities pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Delivery of Pre-Exchange Securities” in the Prospectus and by completing Box 3. Holders may tender their Pre-Exchange Securities if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Pre-Exchange Securities, if applicable, the certificate number(s) of the Pre-Exchange Securities to be tendered and the principal amount of Pre-Exchange Securities tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Pre-Exchange Securities or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Pre-Exchange Securities in proper form or a confirmation of book-entry transfer of the Pre-Exchange Securities into the Exchange Agent’s account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Any Holder who wishes to tender Pre-Exchange Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Pre-Exchange Securities prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Pre-Exchange Securities for exchange.

2. Partial Tenders; Withdrawals. Tenders of Pre-Exchange Securities will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than the entire principal amount of Pre-Exchange Securities evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Pre-Exchange Securities tendered in the column entitled “Description of Pre-Exchange Securities Tendered Herewith” in Box 1 above. A newly issued certificate for the Pre-Exchange Securities submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Pre-Exchange Securities delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Pre-Exchange Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Pre-Exchange Securities are irrevocable.

To be effective with respect to the tender of Pre-Exchange Securities, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Pre-Exchange Securities pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Pre-Exchange Securities to be withdrawn; (iii) identify the Pre-Exchange Securities to be withdrawn (including the principal amount of such Pre-Exchange Securities, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Pre-Exchange Securities and the principal amount of Pre-Exchange Securities represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Pre-Exchange Securities exchanged; (v) specify the name in which any such Pre-Exchange Securities are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Pre-Exchange Securities promptly following receipt of notice of withdrawal. If Pre-Exchange Securities have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Pre-Exchange Securities or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Pre-Exchange Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Pre-Exchange Securities which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Pre-Exchange Securities tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Pre-Exchange Securities will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Pre-Exchange Securities may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Pre-Exchange Securities” in the Prospectus at any time prior to the Expiration Date.

Neither the Issuer, any affiliate or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3. Beneficial Owner Instructions. Only a holder of Pre-Exchange Securities (i.e., a person in whose name Pre-Exchange Securities are registered on the books of the registrar or, or, in the case of Pre-Exchange Securities held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Pre-Exchange Securities who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Beneficial Owner Instructions to Registered Holder” form accompanying this Letter of Transmittal.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Pre-Exchange Securities) of the Pre-Exchange Securities tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Pre-Exchange Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Pre-Exchange Securities registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Pre-Exchange Securities.

When this Letter of Transmittal is signed by the registered holder(s) of Pre-Exchange Securities (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Pre-Exchange Securities) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Pre-Exchange Securities listed or the Post-Exchange Securities are to be issued, or any untendered Pre-Exchange Securities are to be reissued, to a person other than the registered holder(s) of the Pre-Exchange Securities, such Pre-Exchange Securities must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Pre-Exchange Securities and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Pre-Exchange Securities or signatures on bond powers required by this instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Pre-Exchange Securities are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Pre-Exchange Securities) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Post-Exchange Securities and/or certificates for Pre-Exchange Securities not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Pre-Exchange Securities by book-entry transfer may request that the Pre-Exchange Securities not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

If no such instructions are given, the Post-Exchange Securities (and any Pre-Exchange Securities not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Pre-Exchange Securities to it or its order pursuant to the Exchange Offer. If, however, the Post-Exchange Securities are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Pre-Exchange Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Pre-Exchange Securities listed in this Letter of Transmittal.

7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen or Destroyed Securities. Any holder whose Pre-Exchange Securities have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9. No Conditional Tenders; No Notice of Irregularities. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Pre-Exchange Securities for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Pre-Exchange Securities. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Pre-Exchange Securities must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Pre-Exchange Securities, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Pre-Exchange Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Pre-Exchange Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF PRE-EXCHANGE SECURITIES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a tendering holder whose Pre-Exchange Securities are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Pre-Exchange Securities is awaiting a TIN), (B) that the holder of Pre-Exchange Securities is not subject to backup withholding because (x) such holder of Pre-Exchange Securities is exempt from backup withholding, (y) such holder of Pre-Exchange Securities has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Pre-Exchange Securities that he or she is no longer subject to backup withholding and (C) that the holder of Pre-Exchange Securities is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Pre-Exchange Securities is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Pre-Exchange Securities may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such holder may be subject to backup withholding (see below).

Certain holders of Pre-Exchange Securities (including, among others, all corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. However, exempt holders of Pre-Exchange Securities should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign holder to qualify as an exempt recipient, the holder must submit a Form W-8BEN (or other applicable Form W-8), signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8BEN (or other applicable Form W-8) can be obtained from the Exchange Agent or the Internal Revenue Service website at www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the holder of Pre-Exchange Securities or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Pre-Exchange Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Pre-Exchange Securities or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Pre-Exchange Securities is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Pre-Exchange Securities. If the Pre-Exchange Securities are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.